KPMG Peat Marwick, LLP
225 Market Street
Suite 300
P.O. Box 1190
Harrisburg, PA  17108-1190

                                                                 Exhibit 23(c)

                          INDEPENDENT AUDITOR'S CONSENT



     We consent to the use of our report included herein relating to the 1997 financial statements of Miners Bank of Lykens, and to the reference to our Firm under the caption "Experts" in the Proxy Statement/Prospectus, which is included in a Registration Statement on Form S-4 of Mid Penn Bancorp, Inc.



                                        /s/ KPMG Peat Marwick LLP
                                        --------------------------
                                        KPMG Peat Marwick LLP



May 4, 1998